UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2010

STIFEL FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-09305 (Commission File Number)	43-1273600 (IRS Employer Identification No.)

One Financial Plaza

501 North Broadway

St. Louis, Missouri 63102-2102

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (314) 342-2000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  Election of Directors

In connection with the recent acquisition of Thomas Weisel Partners Group, Inc. ("TWPG"), on August 3, 2010 the Board of Directors (the "Board") of Stifel Financial Corp. (the "Company"), voted, in accordance with the Company's Amended and Restated By-Laws, to expand the size of the Board of Directors by four (from 15 to 19 members) and elected Thomas W. Weisel, Michael W. Brown, Robert E. Grady, and Alton F. Irby III (the "New Directors") to fill the new vacancies.  Messrs. Weisel, Brown, Grady and Irby were each members of the TWPG Board of Directors immediately prior to the Company's acquisition of TWPG.  In addition, the Board appointed Mr. Weisel to serve as Co-Chairman of the Board along with Ronald J. Kruszewski, the Company's Chief Executive Officer and President who had previously also been the sole Chairman of the Board.  The New Directors did not receive any committee assignments at the time that they were elected to the Board, and were each elected to a term ending at the Company's 2011 annual shareholders meeting.

Each New Director will participate in the Company's compensatory arrangement for non-employee directors, as described in the Company's proxy statement for the 2010 annual meeting of shareholders filed with the SEC on February 26, 2010. Mr. Weisel, as an employee director, will not receive any additional compensation for his services as director.

A copy of the press release announcing these actions is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

(e)   Compensatory Arrangements of Certain Officers

On August 3, 2010, the Board approved the First Amendment to Stifel, Nicolaus & Company, Incorporated Wealth Accumulation Plan 2010 Restatement, referred to herein as the "2010 Amended Restatement," whereby modifying certain provisions of the Stifel, Nicolaus & Company, Incorporated Wealth Accumulation Plan 2010 Restatement. The 2010 Amended Restatement substitutes the service requirement as the vesting condition for awards outstanding to current employees of the Company, including each of the executive officers, on August 9, 2010 with a non-compete, non-solicit agreement, and adds a discretionary early retirement feature for awards made after August 9, 2010. This eliminates any continued employment service requirements for vesting, if and so long as (but only for so long as) the holder of such award refrains from engaging in a competitive activity or a soliciting activity prior to the relevant vesting date or dates of such awards. If an employee does engage in a competitive activity or a soliciting activity prior to the relevant vesting date or dates of such awards, any unvested portion of such award will be immediately cancelled.

A copy of the First Amendment to Stifel, Nicolaus & Company, Incorporated Wealth Accumulation Plan 2010 Restatement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 8.01  Other Events.

On August 3, 2010, the Board authorized the repurchase of an additional 2,000,000 shares of the Company's common stock under its existing share repurchase program.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
10.1	First Amendment to Stifel, Nicolaus & Company, Incorporated Wealth Accumulation Plan 2010 Restated.
99.1	Press release dated August 9, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: August 9, 2010	By:	/s/ Ronald J. Kruszewski
Ronald J. Kruszewski
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	First Amendment to Stifel, Nicolaus & Company, Incorporated Wealth Accumulation Plan 2010 Restated.
99.1	Press release dated August 9, 2010.